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                                                                    Exhibit 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 17, 1995 included in Mobile Telecommunication Technologies Corp.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.

                                          /s/ Arthur Andersen LLP

                                          ARTHUR ANDERSEN LLP



Jackson, Mississippi
December 4, 1995